"Public Securities:
At Issue:
                       Initial Sprd Approx.Avg.   Mod.  Principal
Class Ratings Principal  Cpn   Talk Price  Life   Dur.  Window  DSCR*  LTV* Sub.
A-1A  AAA     $70mm     7.35%       101    3.42   2.87   6.25   2.06   47%   30%
A-1B  AAA     $160mm    7.63%       101    7.14   5.34   3.25   2.06   47%   30%
A-1C  AAA     $350mm    7.74%       101    10.18  6.83   3.8    2.06   47%   30%
A-2   AA      $54mm     7.78%       101    14.29  8.36   1.58   1.87   52%   23%
A-3   A       $32mm     7.92%       101    14.7   8.44    .25   1.73   56%   17%
A-4   BBB     $37mm     8.12%       101    14.8   8.33    .08   1.66   58%   13%
Private Securities:
B-1   BB      $62mm      0
B-2   B       $25mm      0
B-3   UR      $17mm      0                                      1.44   67%
A-CS1 AAA     $3.7mm   1.80%        5.2    2.22   1.94   6.25
              ($70notional)
A-CS2 AAA     $62.2mm  1.41%        9.4    5.5    4.3   14.8
              ($633notional)
UR=Unrated
*LTV's and DSCRs are weighted averages.

Issue:
Asset Securitization Corporation
Commercial Mortgage Pass-Through Certificates,
Series 1996-D3.

The Offering:
$807,000,000 fixed rate commercial mortgage-backed securities.

Lock Out:
99% of the cash flows are locked out through the term.

Original  Loan Principal:          $807,106,842

Loan Principal at Cut-off:          $

Rating Agencies:            TBD - 2 Major

Cut-Off Date:               September ___,  1996

Closing Date:               October ___, 1996

First Payment Date:         November ___, 1996

Scheduled Final Distribution:

Servicer:               Amresco

Trustee:                LaSalle National Bank

Fiscal Agent:           ABN AMRO Bank

Advancing:              Yes-Through liquidation

Minimum Denomination:   $100,000

Delivery:               DTC,CEDEL,Euroclear

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Fixed Interest Rates:   9.27% WA; 7.9%-10.8%

Effective Maturity:     144 WAM; 84-240 Mos.

Amortization:           311 WA; 240-360 Mos.

Collateral Breakdown:

Collateral:
145 properties located in 29 states with the largest concentrations in California (27%), Texas
(16%), Nevada (9%) Arizona (7%) and Georgia (5%).

Cross-collateralized pools:
     9 pools with a total balance of $158.7 mm
     Range of principal balance:     $2.5 mm - $68.5 mm
     Range of assets per pool:     2 - 8
     Property types include 3 retail, 2 multi, 2 hotel, 2 MHP

Single assets with a balance > $15 mm:
     12 loans with a total balance of $330 mm.
     The largest loan has a principal balance of $71 mm
     The single assets include 2 retail properties, 2 multis, 4 office properties, 2 hotels, 1 industrial property and 1 mixed hotel/retail.

Average property loan balance:     $5,566,254

Range of property loan balances:     $533,727-$71,000,000
LTV:                    67% WA; 41%-79%
Based on appraisals completed within 12 months of issuance.

Balloon LTV:               55% WA; 18%-70%

            # of
LTV Range   Loans   Amount         # of Pool
41% - 50%   7       $19,188,000       2%
51% - 60%   17      $97,715,114      13%
61% - 70%   49      $402,725,362     50%
71% - 79%   42      $283,078,366     35%
Total     115      $807,106,842    100%

Debt Service Coverage Ratio:     1.44X WA; 1.26 X - 2.25X
Based on underwritten Net Cash Flow derived from borrower provided financials.

DSCR Range  #of Loans   Amount      % of Pool
1.26 - 1.30    16     $130,746,414    16%
1.31 - 1.35    19     $173,318,500    21%
1.36 - 1.40    20     $94,005,946     12%
1.41 - 1.45    18     $174,116,992    22%
1.46 - 1.50     8     $50,212,114      6%
1.51 - 1.55    10     $31,592,000      4%
1.56 - 1.65     8     $95,188,000     12%
1.66 - 1.74     5     $8,781,000       1%
1.75 - 2.00     8     $35,946,326      4%
2.01 - 2.25     3     $13,200,000      2%
Total          115    $807,106,842   100%

Property Occupancy:
Hotel:                    ___% WA; __%-___%
Non-Hotel:               __% WA; __%*-____%


Reporting Requirements:
All borrowers are required to provide operating statements and rent rolls on a quarterly and annual basis.

Miscellaneous:

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

The paper version of this document sets forth a bar graph containing the following information:

   Original LTV ("OLTV") vs. Balloon LTV* ("BLTV"):

          Multi
Hotel     Family    MHP       Nursing   Retail    Office    Indust.   Mixed
OLTV/BLTV OLTV/BLTV OLTV/BLTV OLTV/BLTV OLTV/BLTV OLTV/BLTV OLTV/BLTV OLTV/BLTV
63%/52%   68%/49%   69%/50%   70%/53%   71%/58%   71%/58%   65%/54%   54%/42%

* Balloon LTV assumes scheduled amortization through the Effective Maturity Date and constant property value.

The paper version of this document sets forth a pie chart containing the following information:


Property Type Diversification:

Hotel     27%       Retail         19%
Mixed      1%       Nursing         3%
Indust.    3%       MHP             6%
Office    13%       Multifamily    28%

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Loan Analysis by Property Type*:

Property Type Cut-off Loan Amount  %ofPool   %ofLoans %ofProps Avg.Loan Size Loan/units DSCR LTV   AvgRt LOmos RemTerm AmorTerm
Multifamily   226,794,445          28.1%     22       30       $10.3mm                  1.44 68%   8.6%  128   131     322
Hotel         219,210,432          27.2%     36       41       $6.1mm                   1.54 63%   9.8%  173   175     282
Retail        153,546,965          19.0%     19       31       $8.1mm                   1.35 71%   9.3%  131   134     331
Office        100,671,000          12.5%     7        7        $14.4mm                  1.40 65%   9.3%  116   118     323
MHP           50,439,000           6.2%      23       27       $2.2mm                   1.41 69%   9.2%  156   159     317
Industrial    27,348,000           3.4%      2        2        $13.7mm                  1.34 65%   9.4%  119   120     300
Nursing       21,197,000           2.6%      4        4        $5.3mm                   1.59 70%   10.4% 151   154     292
Mixed         7,900,000            1.0%      2        3        $3.95mm                  1.38 52%   9.7%  137   140     300
Tl.Wtd.Avg.:  807,106,842          100%      115      145      $7.0mm                   1.44 67%   9.27% 141   144     311

The paper version of this document sets forth a map of the United States containing the following information:

Geographic Distribution:
WA           1%   MO           2%   FL           4%
OR Less than 1%   LA           1%   NC           2%
NV           9%   WI Less than 1%   VA           1%
CA           27%  IL Less than 1%   PA           4%
UT Less than 1%   MI           3%   NY           3%
AZ           7%   IN           1%   MD           3%
CO           1%   KY           1%   NJ           2%
KS Less than 1%   TN           2%   CT           1%
OK           4%   OH           1%   RI Less than 1%
TX           16%  GA           5%
Percentages based on principal balance.
145 Properties
29 States

Geographic Concentration by Property Type:
                  CA      TX      NV      AZ
Multifamily       27.9%   18.7%   32.5%   1.5%
Hotel             11.6%   37%     N/A     2.9%
MHP               3.4%    N/A     N/A    15.3%
Retail           50.2%    15.9%   N/A    10.2%
Nursing          13.3%    N/A     N/A    74.7%
Industrial        N/A     N/A     N/A     N/A
Office           44.5%    N/A     N/A     N/A
Mixed            91.6%     8.4%   N/A     N/A

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

The paper version of this document sets forth a bar graph containing the following information:

Bond Class Paydown:

10/97       $8.82mm (A1 AAA)
10/14/98    $9.68mm (A1 AAA)
10/14/99    $10.62mm (A1 AAA)
10/14/00    $11.59mm (A1 AAA)
10/14/01    $12.78mm (A1 AAA)
10/14/02    $14.03mm (A1 AAA)
10/14/03    $3.19mm (A1 AAA); $122.39mm (A1B AAA)
10/14/04    $14.96mm (A1B AAA)
10/14/05    $16.49mm (A1B AAA)
10/14/06    $9.66mm (A1B AAA); $290.24mm (A1C AAA)
10/14/07    $12.37mm (A1C AAA)
10/14/08    $14.87mm (A1C AAA)
10/14/09    $37.98mm (A1C AAA)
10/14/10    $1.54mm (A2 AA); $14.05mm (A3 A)
10/14/11    $45.5mm (A2 AA); $38.28mm (A3 A); $42.53mm (A4 BBB);
            $68.05mm (B1 BB); $11.75mm (B2 B)
10/14/12    $5.93mm (B2 B)
10/14/13    $12.09mm (B2 B); $8.53mm (B3A UR)
10/14/14    $2.32mm (B3A UR)
10/14/15    $2.54mm (B3A UR)
10/14/16    $6.65mm (B3A UR)

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.



Property Name ............   Type   Address                  City           ST    Loan Amount     DSCR   LTV
East Street Trading Center   IND    801 East Street          Fredrick       MD    2,948,000       1.37   58%
Lee Park .................   IND    1100 East Hector Street  Conshohocken   PA   24,400,000       1.34   66%
Summit Creek .............   MF     7900 San Felipe Blvd     Austin         TX    3,600,000       1.86   56%
Westway Village ..........   MF     2401 West Belt North     Houston        TX    4,950,000       1.86   56%
Coral Cove ...............   MF     25 North Belcher Road    Clearwater     FL    4,050,000       1.86   56%
Tatum Gardens ............   MF     15425 North Tatum Blvd   Phoenix        AZ    3,500,000       1.86   56%

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


Property Name ...............   Type   Address                     City             ST    Loan Amount DSCR   LTV
Club Pacific at Lakes .......   MF     9325 West Desert Inn Road   Las Vegas        NV    7,145,423   1.45   66%
Club Pacific at Shores ......   MF     2200 Club Pacific Way       Las Vegas        NV    8,208,956   1.45   66%
Culb Paciifc at Flamingo ....   MF     3145 East Flamingo Road     Las Vegas        NV   11,609,578   1.45   66%
Antigua Bay .................   MF     5225 East Charleston        Las Vegas        NV   12,192,271   1.45   66%
Martinique Bay ..............   MF     3000 Highview Drive         Henderson        NV   12,013,495   1.45   66%
Montego Bay .................   MF     1050 Whitney Ranch Drive    Henderson        NV   17,330,277   1.45   66%
Stratford Arms Apartments ...   MF     1900 South Charles Blvd.    Greenville       NC    1,871,000   1.28   58%
Cypress Grove Apartments ....   MF     22A Cypress Grove Drive     Wilmington       NC    4,116,000   1.41   61%
Cardinal Village Apartments .   MF     2301 Indian Drive           Jacksonville     FL    1,677,000   1.32   58%
Village Squire Apartments ...   MF     5955 Edinburgh              Canton           MI   15,000,000   1.35   67%
Park Hallow Apartments ......   MF     4343 South Shaver           Pasadena         TX    1,875,000   1.51   75%
122-124 Duane Street ........   MF     122-124 Duane Street        New York         NY    3,070,000   1.81   58%
Monroe Gardens ..............   MF     1504-58 Schley Street       Hillside         NJ    4,298,000   1.39   71%
Regency Towers ..............   MF     1600 Lehigh Parkway East    Allentown        PA    5,600,000   1.30   72%
RCA-Addison .................   MF     4010 Brookhave Club Drive   Addison          TX   13,530,000   1.49   75%
Mariner's Village ...........   MF     4600 Via Marina             Marina del Rey   CA   54,866,945   1.30   71%
Maple Park Terrace Apartments   MF     5414 Maple Park Drive       Flint            MI    2,500,000   1.98   50%
Fox Glen Apartments .........   MF     6301 Fox Glen Drive         Saginaw          MI    3,800,000   2.25   76%
Pecan Crossing ..............   MF     1225 E. Pleasant Run        Desota           TX    4,850,000   1.36   74%
Ridgewood Village Apartments    MF     100 Ridgegate Lane          St.Peters        MO    7,113,000   1.30   74%
Red Carpet Apartments .......   MF     24440 Russell Road          Kent             WA    1,400,000   1.29   73%
Grandmont Gardens ...........   MF     16151 Grandmont Court       Roseville        MI    1,619,000   1.47   72%
Georgian Heights Apartments .   MF     1931 N. Bowman Ave.         Danville         IL    1,288,000   1.30   72%
Charleston Park .............   MF     4800 East Charleston        Las Vegas        NV    5,212,500   1.32   75%
Foothill Courtyard Apatments    MF     1360 Foothill Drive         Vista            CA    2,633,000   1.38   79%
Gramercy Apts ...............   MF     9072 Gramercy Apartments    San Diego        CA    5,875,000   1.32   68%
Ellenton Gardens ............   MHP    7310 Hwy 301 North          Ellenton         FL    1,100,000   1.34   64%
Hawaiian Gardens ............   MHP    104 63rd Avenue West        Bradenton        FL    3,900,000   1.34   64%
Millcreek RV Resorts ........   MHP    2775 Michigan Avenue        Kissimmee        FL    1,050,000   1.34   64%
Spanish Main RV & MHP .......   MHP    12101 Hwy 301 North         Thonotosassa     FL    1,825,000   1.34   64%

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Property Name                 Type    Address                   City           ST   Loan Amount DSCR  LTV
Plantation Oaks               MHP     604 N. Kingsway Dr.       Seffner        FL   1,190,000   1.40  71%
Chateau Forrest               MHP     700 N. Kingsway Dr.       Seffner        FL   1,310,000   1.40  71%
Locust Grove MHP              MHP     778 Highway 36            Hazlet         NJ   1,300,000   1.38  63%
Coachland MHP                 MHP     10500 Hwy. 89N            Truckee        CA   1,700,000   1.55  64%
Solana Y. Sombra              MHP     4828 East Grant Road      Tucson         AZ   988,000     1.61  73%
Royal Palm MHP                MHP     720 S. Federal Highway    Hallandale     FL   1,725,000   1.64  64%
Crystal Lake MHP              MHP     1330 Hanover Road         Delaware       OH   1,927,000   1.50  72%
Galway Bay                    MHP     1361 Overseas Hwy.        Marathon       FL   1,550,000   2.00  45%
Brookwood MHP                 MHP     1908 East 19th Street     Lawrence       KS   2,755,000   1.26  75%
M&M Mobile Villa              MHP     320 E. McKellips Road     Mesa           AZ   3,525,000   1.31  67%
Franklin Estates              MHP     700 W. Meade Blvd         Franklin       TN   3,272,000   1.27  71%
Tara - MHP                    MHP     7735 Tara Blvd.           Jonesboro      GA   1,781,000   1.31  73%
Gwinnett Estates              MHP     211 Howe Lane             Loganville     GA   2,029,000   1.29  72%
Mobile Gardens MHP            MHP     1901 N. Glasscock Road    Mission        TX   1,050,000   1.54  70%
Ravines MHP                   MHP     2088 East Empire Avenue   Benton Harbor  MI   1,968,000   1.35  68%
Johanna Woods                 MHP     2909 Montpelier Street    Broken Arrow   OK   1,800,000   1.64  72%
Woodridge Estates             MHP     2284 W. Gelena Ave.       Freeport       IL   2,700,000   1.36  77%
Marysville Estate             MHP     506 N. Main St.           Marysville     OH   4,233,000   1.44  73%
Silver Sands RV Resort        MHP     9252 East Broadway        Mesa           AZ   1,355,000   1.36  67%
Phoenix West Mobile Home Park MHP     3150 West Glendale Avenue Phoenix        AZ   850,000     1.40  66%
Cactus Wren MHP               MHP     235 North Ellsworth Road  Mesa           AZ   996,000     1.36  68%
Mobile Estates                MHP     1717 & 1823 5th St.       Greeley        CO   860,000     1.73  64%
Ridgewood MHP                 MHP     6825 W. Mississippi       Lakewood       CO   1,700,000   1.40  72%
Leaden Hall II Med Centre     Mixed   7271 Wurbach Road         San Antonio    TX   2,600,000   1.31  58%
Westwood Plaza                Nursing 2228 Westwood Blvd        Westwood       CA   2,822,000   1.52  66%
Camelot Care Center           Nursing 11301 & 11311 N.99th Ave  Peoria         AZ   12,000,000  1.65  69%
Santa Rita Care Center        Nursing 150 N. La  Canada Drive   Green Valley   AZ   3,825,000   1.34  75%
Medford Nursing Home          Nursing 616 South Front Street    Medford        OK   2,550,000   1.79  75%
Nations Bank Building         Office  2530 Riva Road            Annapolis      MD   1,915,000   1.41  52%
First Tennessee Bank Building Office  165 Madison Ave.          Memphis        TN   5,873,000   1.76  46%
9300 Wilshire Blvd.           Office  9300 Wilshire Blvd.       Beverly Hills  CA   4,123,000   1.43  72%
Steinhardt Sacramento Office  Office  501 J Street              Sacramento     CA   16,575,000  1.33  71%
Atlanta Decorative Art Center Office  351 Peachtree Hills       Atlanta        GA   23,100,000  1.37  56%


- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Property Name                 Type    Address                   City            ST     Loan Amount DSCR  LTV
Crosspointe                   Office  1395-1525 N.W. 167th St.  Miami           FL     6,500,000   1.45  69%
OFFC                          Office                                            NY     19,500,000  1.28  71%
OFFC                          Office                                            CA     25,000,000  1.44  69%
Blockbuster/Staples           Retail  8904 62nd Avenue          College Park    MD     2,850,000   1.46  71%
Hechinger's Plaza             Retail  1535 University Blvd.     Langley Park    MD     2,910,000   1.46  71%
RETL                          Retail                                            TX     2,222,222   1.27  74%
RETL                          Retail                                            TX     2,222,222   1.27  74%
RETL                          Retail                                            TX     2,222,222   1.27  74%
RETL                          Retail                                            TX     2,222,222   1.27  74%
RETL                          Retail                                            TX     2,222,222   1.27  74%
RETL                          Retail                                            TX     2,222,222   1.27  74%
RETL                          Retail                                            TX     2.222.222   1.27  74%
RETL                          Retail                                            TX     2,222,222   1.27  74%
RETL                          Retail                                            CA     3,571,429   1.31  76%
RETL                          Retail                                            CA     3,571,429   1.31  76%
RETL                          Retail                                            CA     3,571,429   1.31  76%
RETL                          Retail                                            CA     3,571,429   1.31  76%
RETL                          Retail                                            CA     3,571,429   1.31  76%
Paradise Valley               Retail  13637 North Tatum Blvd.   Phoenix         AZ     5,400,000   1.47  61%
Market at Uvalde              Retail  13502-13560 I-10 Frontage Houston         TX     2,750,000   1.34  76%
Simi Valley Plaza             Retail  1317 E. Los Angeles       Simi Valley     CA     16,385,496  1.40  70%
Country Club Corners          Retail  7120 South Polk Street    Dallas          TX     1,100,000   1.30  59%
I. Goldberg Shopping Center   Retail  Rte. 7 & Kings Highway    Cherry Hill     NJ     2,550,000   1.28  71%
Val Vista Crossing            Retail  3655 E. Southern          Mesa            AZ     5,251,548   1.30  67%
Alderwood Village             Retail  37th Ave W & 196 St.SW    Lynwood         WA     5,600,000   1.41  68%
Bolsa Marketplace             Retail  9500-9600 Bolsa Avenue    Westinster      CA     4,875,000   1.36  75%
Crestview Plaza               Retail  9282 Watson Rd.           St.Louis        MO     4,370,000   1.32  68%
Casas Adobes                  Retail  7000-7051 N.Oracle Rd     Tuscon          AZ     2,165,000   1.41  44%
Branch Avenue Plaza           Retail  650 Branch Avenue         Providence      RI     2,075,000   1.26  72%
Lake Arrowhead Village        Retail  28200 Highway 189         Lake Arrowhead  CA     19,800,000  1.34  69%
Grogan's Mills                Retail  303 Sawdust Rd. &         The Woodlands   TX     1,090,000   1.37  61%
Towne Pointe                  Retail  357 Route 9 South         Manalapan       NJ     6,550,000   1.30  73%
RETL                          Retail                                            CA     3,940,000   1.29  73%
RETL                          Retail                                            CA     28,250,000  1.31  77%
Comfort Inn - Southington     Hotel   120 Laning Street         Southington     CT     2,356,610   1.46  52%
Holiday Inn - Cromwell        Hotel   4 Sebethe Drive           Cromwell        CT     1,790,003   1.46  52%
Residence Inn - Norman        Hotel   2681 Jefferson Street     Norman          OK     3,875,245   1.46  52%
Ramada Plaza - Fon du Lac     Hotel   One Main Street           Fon du Lac      WI     418,267     1.46  52%
Comfort Inn - Mystic          Hotel   48 Whitehall Ave.         Mystic          CT     6,859,766   1.46  52%
Ramada Inn - Pensacola        Hotel   6550 Pensacola Blvd.      Pensacola       FL     1,717,223   1.46  52%


- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Property Name                 Type  Address                   City           ST        Loan Amount DSCR  LTV
Days Inn - Annapolis          Hotel 2520 Riva Road            Annapolis      MD        3,385,000   1.41  52%
Holiday Inn - Salt Lake       Hotel 2080 West North Temple Dr.Salt Lake City UT        2,300,000   1.45  70%
Farmville Super 8             Hotel Highway 15 South          Farmville      VA        553,326     1.89  65%
Havre de Grace Super 8        Hotel 929 Pulaski Highway       Havre de Grace MD        699,992     1.41  62%
Comfort Inn - Salisbury       Hotel 2701 N. Salisbury Blvd.   Salisbury      MD        3,150,000   1.47  71%
Days Inn - Owensboro          Hotel 3720 New Hartford Road    Owensboro      KY        1,530,000   1.72  63%
Best Western - Lafayette      Hotel 1801 West Pinhook Road    Lafayette      LA        5,000,000   2.01  42%
Best Western - Goodyear       Hotel 1100 N. Litchfield Road   Goodyear       AZ        2,500,000   1.51  69%
Holiday Inn - Owensboro       Hotel 3136 W. 2nd Street        Owensboro      KY        4,000,000   1.52  67%
Comfort Inn - North Carolina  Hotel 1636 Carolina Avenue      Washington     NC        1,674,000   1.40  70%
Comfort Inn - Goodyear        Hotel 1770 N. Dysart road       Goodyear       AZ        3,900,000   1.45  63%
Hampton Inn - Key West        Hotel 2801 North Roosevelt Blvd.Key West       FL        8,690,000   1.40  65%
Hampton Inn - Indianapolis    Hotel 7220 Woodland Drive       Indianapolis   IN        3,750,000   1.92  51%
Barcelona Court               Hotel 5215 South Loop 289       Lubbock        TX        4,700,000   1.35  75%
Hampton Inn - Memphis         Hotel 2979 Millbranch Road      Memphis        TN        3,800,000   1.40  54%
Holiday Inn - Monroe          Hotel 2011 Louisville Avenue    Monroe         LA        3,725,000   1.42  51%
Hotel Grand Victorian         Hotel 2325 West Highway 76      Branson        MO        4,795,000   1.55  66%
Holiday Inn Exp./Douglasville Hotel 5479 Westmoreland Plaza   Douglasville   GA        2,080,000   1.42  69%
Best Western - Galveston      Hotel 5914 Seawall Blvd.        Galveston      TX        4,062,000   1.45  62%
Holiday Inn -- Wilmington     Hotel 4902 Market Street        Wilmington     NC        7,300,000   1.52  72%
Country Hearth Inn - Findlay  Hotel 1020 Interstate Court     Findlay        OH        1,711,000   1.40  63%
Country Hearth Inn - Auburn   Hotel 1115 West 7th Street      Auburn         IN        1,809,000   1.49  67%
Best Western (Morristown Inn) Hotel 270 South Street          Morristown     NJ        2,310,000   1.41  70%
Ramada Inn Williamsburg       Hotel 351 York Street           Williamsburg   VA        3,635,000   1.33  52%
Quality Inn Roanoke           Hotel 501 Orange Avenue         Roanoke        VA        1,500,000   1.56  65%
Best Western McMinnville      Hotel 2035 S. Highway 99 West   McMinnville    OR        1,930,000   1.66  60%
Ramada Limited-Denver North   Hotel 110 West 104th Street     Northglen      CO        2,100,000   1.52  50%
Holiday Inn-Denton            Hotel 1500 Dallas Drive         Denton         TX        2,703,000   1.42  61%
Best Western-Monterey         Hotel 420 North Atlantic Blvd.  Monterey Park  CA        1,819,000   1.70  63%

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Property Name ..........   Type  Address                   City            ST     Loan Amount  DSCR   LTV
Days Inn-San Jose ......   Hotel 2460 Fontaine Road        San Jose        CA     2,275,000    1.56   66%
Best Western-Dorsey ....   Hotel 6755 Dorsey Road          Dorsey          MD     3,450,000    1.55   56%
Best Western - Sunrise .   Hotel 400 N. Harbor Drive       Redondo Beach   CA     4,400,000    2.03   41%
Torrance Plaza Hotel ...   Hotel 20801 S. Western Avenue   Torrance        CA     2,740,000    1.74   59%
Hyatt Regency/Riverwalk.   Hotel 123 Lasoya St.            San Antonio     TX    71,000,000    1.58   65%
HOTL ...................   Hotel                                           GA    16,000,000    1.43   67%
HOTL ...................   Hotel                                           CA    14,700,000    1.29   61%
                                                                                 807,204,842   1.44   67%

- ------------------------------------------
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Supplement") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structure and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the description of the collateral and structure in the prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Nomura Securities International, Inc. ("Nomura") believes to be reliable, Nomura makes no representation or warranty that such information is accurate or complete. Such information whould not be viewed as projections, forecasts, predictions or opinions with respect to value, the actual rate or timing of principal payments or prepayments on the underlying assets or the performance characteristics of the securities. Nomura and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura may act as an underwriter of such securities, and Nomura and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.